UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported): February 3, 2006
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                                SCAN-OPTICS, INC.
              ----------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)



           Delaware                   000-05265               06-0851857
 ----------------------------        ------------          ----------------
 (State or other jurisdiction        (Commission          (I.R.S. Employer
       of incorporation)             File Number)         Identification No.)


        179 Allyn Street-Suite 508, Hartford, CT                06103
        ----------------------------------------               --------
       (Address of principal executive offices)               (Zip Code)



       Registrant's telephone number, including area code: (860) 547-1761
                                                            -------------


          (Former Name or Former Address, if Changed Since Last Report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))







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Item 5.02 Departure of Directors or Principal Officers; Election of Directors;
Appointment of Principal Officers.

         (b) Each of Logan Clarke, Jr., Kevin Flannery and Ralph Takala resigned as a director of the board of directors of Scan-Optics, Inc., effective as of February 3, 2006 by letters of resignation of the same date, in connection with the company's filing of an amendment to its certificate of incorporation providing for a board of directors consisting of no fewer than one director as described in Item 5.03(a) of this Form 8-K.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal
Year

         (a) On February 3, 2006, the company filed an amendment to its amended and restated certificate of incorporation with the Secretary of State of the State of Delaware that became effective the same day. The amendment was approved by the requisite vote of stockholders at the special meeting of stockholders held on February 3, 2006. The amendment provides that the company's board of directors may consist of no fewer than one nor more than nine directors. The amendment also provides that the company's directors will be divided into three classes as nearly equal in number as possible. Prior to amendment, the company's amended and restated certificate of incorporation provided that the company's board of directors may consist of no fewer than three nor more than nine directors, and that the each class of directors would have at least one director.

         The foregoing description is qualified in its entirety with reference to the copy of the amendment to the amended and restated certificate of incorporation attached as Exhibit 10.1.

Item 8.01 Other Events

         On February 3, 2006, the company held a special stockholders' meeting at which the stockholders approved the amendment to the company's amended and restated certificate of incorporation (described in Item 5.03(a)) and the dissolution of the company. The company intends to file a certificate of dissolution with the secretary of state of the state of Delaware on February 15, 2006, and to close its stock transfer books the same day. The company also believes that on February 15, 2006 following the filing of the certificate of dissolution and the closing of its stock transfer books, its shares of common stock will cease to be traded on the Over The Counter Bulletin Board. As previously reported by the company in a report on Form 8-K filed on August 5, 2005, in periodic reports on Form 10-Q filed on August 22, 2005 and November 21, 2005 and in a definitive proxy statement filed on Janaury 13, 2006, the company has no assets remaining with which to make any liquidating distributions to the company's stockholders, and consequently there is no value remaining for the company's stockholders and there will be no distributions to the stockholders following the dissolution.

Item 9.01         Financial Statements and Exhibits

         (c)      Exhibits

                  3.1  Certificate of Amendment



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                SCAN-OPTICS, INC.




                                   By: /s/ Scott M. Schooley
                                       -----------------------
                                   Name: Scott M. Schooley
                                   Title:  President and Secretary



Date:  February 7, 2006



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